                        GABELLI GLOBAL SERIES FUNDS, INC.
                              One Corporate Center
                           Rye, New York 10580 - 1434
                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND


                              ANNUAL REPORT - 1996



TO OUR SHAREHOLDERS:

      For the fourth quarter, The Gabelli Global Telecommunications Fund's net asset value increased 3.3% to $11.28 per share on December 31, 1996 after adjusting for the $0.84 per share distribution paid on December 31, 1996. This compares to the Lipper Analytical Services, Inc. Global Fund Index which was up 4.9% for the same period. The Lipper index covers 30 global open-end mutual funds which may invest in a diversified group of industry sectors. The Salomon Brothers Global Telecommunications Index, an unmanaged index of 52 equity security issues of companies in the telecommunications industry, increased 9.9% over the same period. For the year ended December 31, 1996, the Fund increased 9.0%, versus 16.3% and 14.0% for the Lipper Global Fund Index and the Salomon Brothers Global Telecommunications Index.

      Since inception on November 1, 1993, through December 31, 1996, the Fund gained 25.6% which reflects an average annual rate of return of 7.5% assuming reinvestment of dividends. On December 31, 1996, total net assets were $108.5 million.


INVESTMENT PERFORMANCE (a)

                                                                     Quarter
                                                    ----------------------------------------
                                                      1st        2nd         3rd        4th          Year
                                                    ------     ------      ------     ------       ------
1996:    Net Asset Value ......................     $11.72     $12.16      $11.73     $11.28       $11.28
         Total Return .........................        5.4%       3.8%       (3.5)%      3.3%         9.0%
-------------------------------------------------------------------------------------------------------------
1995:    Net Asset Value ......................     $ 9.77     $10.29      $11.12     $11.12       $11.12
         Total Return .........................        0.4%       5.3%        8.1%       1.6%        16.2%
-------------------------------------------------------------------------------------------------------------
1994:    Net Asset Value ......................     $ 9.68     $ 9.62      $10.38     $ 9.73       $ 9.73
         Total Return .........................       (5.1)%     (0.6)%       7.9%      (5.3)%       (3.7)%
-------------------------------------------------------------------------------------------------------------
1993:    Net Asset Value ......................         --         --          --     $10.20       $10.20
         Total Return .........................         --         --          --        3.0%(b)      3.0%(b)
-------------------------------------------------------------------------------------------------------------

                  Average Annual Return - December 31, 1996 (a)

   1 Year ..................................    9.0%

   Life of Fund(b) .........................    7.5%



                     Dividend History
----------------------------------------------------------
Payment (ex) Date   Rate Per Share      Reinvestment Price
-----------------   --------------      ------------------
December 31, 1996       $0.840                $11.28
December 29, 1995       $0.182                $11.12
December 30, 1994       $0.095                $ 9.73
December 31, 1993       $0.102                $10.20

(a) Average annual and total returns reflect changes in share price and reinvestment of dividends and are net of expenses. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks. (b) From commencement of operations on November 1, 1993.

   COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GABELLI GLOBAL TELECOMMUNICATIONS FUND, THE S&P 500 INDEX AND THE SALOMON BROTHERS GLOBAL
                            TELECOMMUNICATIONS INDEX



                                11/1/93         12/31/93        12/31/94      12/31/95       12/31/96
                                -------         --------        --------      --------       --------
Gabelli Global                  $10,000         $10,300         $ 9,919       $11,530        $12,568
Salomon Brothers                $10,000         $10,045         $ 9,555       $10,794        $12,307
S&P Index                       $10,000         $10,190         $10,322       $14,203        $17,469


THE PORTFOLIO

GLOBAL ALLOCATION

      The chart to the right represents the Fund's holdings by geographic region as of December 31, 1996. The geographic allocation will change based on current global market conditions. Countries and/or regions or companies represented in the chart and below may or may not be included in the Fund's portfolio in the future.


                    HOLDINGS BY GEOGRAPHIC REGION - 12/31/96


                                  [PIE CHART]

EUROPE                     19.5%


UNITED STATES              46.3%


ASIA/PACIFIC
  RIM                      10.5%


LATIN AMERICA               8.8%


CANADA                      8.6%


OTHER                       6.3%


OUR APPROACH

      Our approach is multifaceted. We purchase companies that are attractively valued relative to what we estimate a buyer would be willing to pay for the entire company in a private transaction. When the gap between a company's Private Market Value (PMV) and public market value widens, our risk/reward parameters improve. To maximize returns, our decision process requires the expectation of a trigger that will promote a reduction in this gap. But we will not invest in just any "cheap" company. For most of our holdings, our selection is based on "bottom up" fundamental analysis, which requires strong cash flow and earnings power, positive industry dynamics and, certainly not least, good management with a track record of growing value for their shareholders.

COMMENTARY

1996: YEAR OF THE BIG BANG AND GLOBAL MEGA-DEALS

      In February 1996, the "Big Bang" occurred with the passage of the Telecommunications Reform Act of 1996. The Act dissolved barriers between local telephone, cable and long distance companies and eased broadcast regulations. A flurry of mergers in the radio, television and telecommunications industries followed. In 1996, "telemedia" deals worth $140 billion were announced, compared with $79 billion in announced deals during 1995. February: US West announced the $11 billion acquisition of privately-held Continental Cablevision. April:
Pacific Telesis and SBC Communications announced a $17 billion merger, demonstrating that two are better than one. Shortly following, NYNEX and Bell Atlantic announced a $21 billion merger. August: Joining the rush toward "one-stop shopping" for communications, WorldCom agreed to buy MFS Communications in a deal valued at $12 billion. September: Under its plan to focus on its core long distance and wireless businesses, AT&T spun-off Lucent Technologies, its equipment unit. November: British Telecom agreed to buy MCI Communications, forming a global super carrier. December: AT&T completed its restructuring with the spin-off of its computer unit, NCR, positioning the "new AT&T" for an unprecedented era of competition and opportunity.

WHY ALL THESE MEGA-MERGERS?  WHAT DOES IT MEAN FOR INVESTORS?

      Companies in all areas of communications are facing increasing competition in their core business. Management needs to protect the core franchise and, at the same time, expand into new markets. The first step is to "circle the wagons"
- cut costs, bring prices down and keep the existing customer base by creating value. The next move is to stake out new territories - revenue streams that have opened due to deregulation and competition. The most important theme is to seek global opportunities. We believe values exist overseas, which investors have overlooked in the past. Accordingly, we expect the trend toward global super-carriers to accelerate, surfacing shareholder value.

CABLE TV: A NEW ERA OF OPPORTUNITIES

      The Telecommunications Reform Act of 1996 had an important impact on cable television operators. Most significantly, the door was opened to the $100 billion local telephone market - four times the size of the domestic cable business. Under the Act, cable companies also received pricing flexibility and relief from regulation as competition unfolds. The cable business remains healthy, evidenced by double-digit EBITDA growth in 1996 for the major operators. Direct broadcast satellite (DBS) services (such as "DirecTV") have captured several million customers to date. Nevertheless, we believe that reports of cable's death have been greatly exaggerated. Growth in the number of DBS subscribers has been vibrant, albeit at a slower than anticipated rate for several reasons, including cable companies providing greater value to customers. Moreover, three major new revenue streams lie ahead: a) digital video services
b) high-speed cable modems and c) telephony. These new revenue sources should enhance shareholder value considerably. Cable operators also have substantial "hidden assets," including investments in: the Internet; personal communications services (PCS); programming; competitive telephony - (e.g., Teleport Communications Group); and international ventures. Many of these hidden values are in the process of being brought to the surface to maximize shareholder value.

PERSONAL COMMUNICATIONS SERVICES:  A WIRELESS WORLD

      To promote competition and increase the availability of wireless services to consumers, the Federal Communications Commission (FCC) designated spectrum to be allocated via auctions for personal communications services (PCS). The FCC has completed the final phase of the auction process. Already, more than 35 PCS systems have launched. Four of them have "gone public": Aerial Communications (AERL - $8.125 - NASDAQ), Intercel, Inc. (ICEL - $12.25 - NASDAQ), Omnipoint Corp. (OMPT - $19.25 - NASDAQ) and Western Wireless Corp. (WWCA - $13.875 - NASDAQ). In 1997, the pace of companies launching systems and public offerings should pick up significantly, providing increasingly tangible data for evaluation. We are optimistic about the early results.

      PCS should roll out as an extension of cellular. Digital technology will give PCS an advantage over the primarily analog networks of most cellular operators. PCS will offer advanced features such as voice-mail, caller ID, and integrated paging and more efficient capacity utilization, critical as wireless usage explodes.

      PCS should spur innovation, lower prices, creative promotions, and greater public awareness that should accelerate wireless subscriber additions and stimulate usage. Our wireless market projections reflect our optimism. We expect the current U.S. wireless subscriber base to triple by 2005 from about 45 million today. The industry's more than $60 billion in revenues then, would compare in size to the U.S. local telephone industry - today. Our projections reflect our belief that almost every U.S. residence will house a wireless subscriber, with many housing multiple subscribers.

"TICKLE ME, ELMO": SIGN OF THE TIMES?

      The holiday craze for "Tickle me, Elmo" characters reminds us of Charles Mackay's classic work Extraordinary Popular Delusions and the Madness of Crowds. In 1841, Mackay described historic examples of excess speculation such as the tulip bulb mania in 1740's Holland. Mr. Mackay's book is just as applicable today whether investors are looking at companies in the wireless communications area or the Internet. We question whether today's stock market reflects strong fundamentals or euphoria. Nevertheless, we are not market timers. We believe in businesses fundamental to society's needs which provide critical services to the consumer. Given the basic necessity and future growth for telecommunications, we believe this area represents a prime source of value particularly in an increasingly interconnected global marketplace.

GLOBAL TRENDS: POSITIONING THE PORTFOLIO FOR THE NEW MILLENNIUM

      We have identified several global trends in telecommunications which should continue to surface values: a huge, rapidly growing market; exploding demand; deregulation; and digital technology. In 1995, telecom services world-wide was a $600 billion industry. By 2000, it is projected to exceed a trillion dollars. Today, half the world's population has never made a telephone call. Consumer desire for value-added communications is driving rapid growth in traditional land-line telephone and wireless services. Countries must build information highways for the 21st Century.

      Around the world, countries are opening their telecom markets to competition. In the U.S., the Telecommunications Reform Act of 1996 removed regulatory barriers between industry segments

(local telephone, long distance, and cable TV) to encourage competition and spur development. Europe plans to open its markets to competitive forces by 1998. Foreign governments in Asia and elsewhere are opening their markets, creating growth opportunities.

      Digital technology is facilitating new services like the Internet, satellites (e.g., DirecTV) and personal communications services (PCS). New technology means lower costs for communication companies and lower prices for consumers.

PORTFOLIO STRUCTURE

      We remain "bottom-up" focused, with roughly half the fund's investment in the U.S. Internationally, the trend continues to be liberalization and privatization of the telecommunications sector. The result is an expanding universe of publicly-traded telecom companies poised for growth. Deutsche Telekom, the largest telecom company in Europe and the third-largest in the world, successfully completed its initial public offering in November 1996. Many other major telecom companies are expected to "go public" in the years ahead.

      Almost 20% of the Fund is invested in Europe, much of that in the UK. Key holdings are companies with a strong global presence and attractive valuations. Included are Cable & Wireless, the UK's second-largest telecom group, and Vodafone, the biggest UK cellular service provider with attractive wireless investments on a global basis. Telefonica de Espana is another key investment in light of its strong telecom franchise and significant discount to its underlying asset value.

      Asia/Pacific Rim represents about 10.5% of the Fund and Latin America around 8.8%. These regions are among the most rapidly growing in the world. Telecommunications forms the "information highways" necessary for strong economic development. Telebras, the Brazilian telephone company, and Telekom Malaysia, the primary provider of domestic and international telecom services in Malaysia, are key examples of attractively valued, rapidly growing investments.

      Competition, consolidation and convergence are occurring globally as companies seek economies of scale. Simply put, "bigger is better." Telecommunications stocks are selling at large discounts to their estimated Private Market Values. Moreover, the stock price performance has not kept pace with the growth in value. Major forces -- strong demand, open markets, technology, consolidation -- should drive telecom stock prices toward their Private Market Values, thereby enhancing shareholder value.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable EBITDA prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

AirTouch Communications Corp. (ATI - $25.25- NYSE) is one of the premier players in global wireless communications. Operating in attractive cellular markets in the U.S. and overseas (including Germany, Japan, Portugal, Sweden, Belgium, Italy, Spain and South Korea), the company is well-positioned to participate in the world-wide expansion of wireless communications. There are currently 100 million cellular customers world-wide, with half of those in the U.S. Annual growth is estimated at 40% to 50%. To strengthen its cellular position in the U.S., AirTouch has formed a joint venture with U.S. West

Media Group (UMG - $18.50 - NYSE) to merge the two companies' domestic cellular and personal communications services (PCS) properties.

BCE Inc. (BCE - $47.75 - NYSE) is the holding company for Bell Canada and has controlling interests in Northern Telecom Limited (NT - $61.875 - NYSE) and
BCE Mobile Communications, Inc. (BCX - $29.64 - TSE). There are excellent values in BCE. For example, "behind" each share of BCE there is 0.4 share of NT. This NT interest, marked to market, is worth about $25 per BCE share. The company is a possible split-up candidate. In the interim, The Canadian Radio and Television Commission is providing a more attractive operating environment in which BCE is becoming more competitive.

BC TELECOM Inc. (BCTL - $21.63 - TSE) is a full-service telecommunications company operating in British Columbia, Canada. Its major investor is GTE Corporation (GTE - $45.50 - NYSE), which owns 52% of the company. We estimate the private market value of BCTL to be $50 per share. Its basic telephone operations provide service to more than two million telephone lines and are growing at twice the Canadian industry average. BCTL's crown jewel is a rapidly growing cellular phone company which currently serves more than 270,000 subscribers. We expect BCTL to take advantage of the deregulatory trend in Canada by entering new businesses in which they are now allowed to participate.

Comcast Corporation (CMCSA - $17.625 - NASDAQ) is the fourth-largest cable company in the U.S., serving approximately 4.3 million subscribers. The company owns a cellular telephone business serving eight million "POP"s in the high traffic, mid-Atlantic region including parts of New Jersey, Pennsylvania and Delaware. In addition to its controlling ownership of QVC, the cable TV retailer, Comcast recently added to its programming investments by purchasing a controlling interest in the Philadelphia 76ers, Philadelphia Flyers and two arenas. We estimate Comcast's PMV to be about $29 per share.

Telecomunicacoes Brasileiras SA (Telebras) (TBR - $76.50 - NYSE) is the Brazilian government-controlled monopoly telecommunications holding company consisting of 28 subsidiaries serving 13.9 million telephone lines and 2.1 million cellular customers in a country with a population of 160 million. The penetration rate is less than 9% for telephone and 1% for cellular. The stock is attractively priced at less than four times our estimate of 1996 cash flow. Future opportunities include the prospects of privatization, strong line growth and improvements in efficiency. The company is benefiting from an improved rate structure which allows the company to recoup inflation-related cost increases on a more consistent basis.

Telekom Malaysia Berhad (MYTEF - $8.91 - Kuala Lumpur), the second largest company on the Kuala Lumpur Stock Exchange, is the only provider of domestic and international fixed wire telecommunications services in Malaysia. The company's subsidiary, Usha Martin Industries has received licensing from Calcutta, India, to begin offering its digital-based mobile cellular services. The company has subsidiaries involved in value-added networks and multimedia communications. We expect Telekom Malaysia's growth to continue as demand for telecom services in the ASEAN (Association of South East Asian Nations) continues to grow.

Telephone and Data Systems, Inc (TDS - $36.25 - ASE) TDS's management is oriented to create substantial shareholder value (as compared to focusing on near-term earnings per share). TDS is a domestic provider of local telephone service to about 480,000 mostly rural access lines and is the seventh largest cellular telephone company in the U.S. with a fast growing paging company. Consolidated operating cash flow rose 25% in 1996, driven mainly by internal growth in cellular telephone. Cellular telephone subscribers grew by almost 55% to over one million at year-end 1996. We expect strong growth at TDS to result in a private market value of $160 per share by 2000. TDS has been active in the PCS auctions and was the high bidder in eight markets with a combined population of 27 million. TDS's investments in U.S. Cellular, American Portable Telephone and American Paging, at their current market prices, are worth $36 per TDS share.

Telefonica de Espana (TEF - $69.25 - NYSE) is a diversified telecommunications service provider offering services to more than 15 million lines. The company also services a fast growing cellular subscriber base which now exceeds two million subscribers. We consider TEF an ideal way to invest in Latin America, with a diversified portfolio of telecommunications operators in the region. Its portfolio of publicly-traded Latin American companies includes: Compania de Telefonos de Chile, Telefonica de Argentina S.A. and Compania Peruana de Telefonos. TEF also holds interests in non-public Latin American telecom operators in Mexico, Colombia, Puerto Rico, Uruguay and Venezuela. The company's long-term strategy is to create a Pan-American network, leveraging the Spanish-speaking world.

Tele-Communications, Inc. (TCOMA - $13.0625 - NASDAQ), the largest cable TV operator in the U.S., serving about 14 million subscribers, is guided by Dr. John C. Malone - one of the most shareholder sensitive managers we have found. Given that regulation has historically played a major role in the valuation of cable properties, we believe that the passage of the Telecommunications Reform Act of 1996, combined with the current deregulatory climate in Congress, could prove to be a significant catalyst for cable stocks. Strategically, TCOMA is a well-positioned industry leader, from its wireless telephony PCS venture with Sprint, Comcast and Cox, to its innovative Internet access business, dubbed "@Home", to its 80% ownership of Tele-Communications International, Inc.

Vodafone Group plc (VOD - $41.375 - NYSE) is a U.K.-based global provider of wireless telecommunications services. The company's major interests in the U.K. include cellular, paging and data transmission. Vodafone's shares sell at one of the lowest multiples of EBITDA among the major wireless companies, despite a pristine balance sheet and prospects for 20% annual growth in earnings and cash flow. Management is highly respected and has positioned the company to share in the exciting and rapidly growing global market for wireless communications.

MINIMUM INITIAL INVESTMENT - $1,000

      Effective August 12, 1996 The Gabelli Global Telecommunications Fund's minimum initial investment is $1,000 for all accounts. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. The Gabelli Global Telecommunications Fund and many of our other Funds are available through the no-transaction fee programs at many major discount brokerage firms.

INTERNET

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, quarterly reports, closing prices, IRAs, 401(k)s and other current news. You can also send us e-mail at info@gabelli.com.

IN CONCLUSION

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GABTX. Please call us during the day for further information.

                                   Sincerely,




         /s/ Mario J. Gabelli                    /s/ Marc J. Gabelli
         -----------------------------------     -------------------------------
             MARIO J. GABELLI, CFA                   MARC J. GABELLI
             President and Portfolio Manager         Associate Portfolio Manager





                                                 /s/ Ivan Arteaga
                                                 -------------------------------
                                                     IVAN ARTEAGA, CPA
                                                     Associate Portfolio Manager


February 3, 1997




                                TOP TEN HOLDINGS
                                DECEMBER 31, 1996

                  Telefonica de Espana
                  Telecomunicacoes Brasileiras SA (Telebras)
                  Telephone & Data Systems, Inc.
                  AirTouch Communications Inc.
                  BCE, Inc.
                  Telekom Malaysia Berhad
                  Vodafone Group plc
                  Comcast Corporation
                  BC Telecom, Inc.
                  Tele-Communications, Inc.

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                        MARKET
   SHARES                                COST           VALUE
------------                          -----------    ------------
               COMMON STOCKS -- 95.18%
               ALTERNATIVE TELECOMMUNICATION SERVICE
                 PROVIDERS -- 1.90%
         500   Bouygues Group........ $    58,707    $     51,830
      20,000   GST
                Telecommunications+..     132,243         177,500
      15,000   ICG Communications
                 Inc. ...............     211,500         264,375
       1,000   Intermedia
                 Communications of
                 Florida, Inc.+......      11,540          25,750
      25,000   MFS Communications
                 Company, Inc.+......     351,143       1,362,500
         400   Teleport
                 Communications Group
                 Inc. Cl. A+.........       6,400          12,200
       3,000   Veba AG...............     126,255         172,515
                                      -----------    ------------
                                          897,788       2,066,670
                                      -----------    ------------
               AVIATION: PARTS AND ACCESSORIES -- 1.55%
      30,000   General Motors
                 Corporation Cl. H...   1,217,313       1,687,500
                                      -----------    ------------
               CABLE -- 11.10%
      54,000   Adelphia
                 Communications
                 Corporation Cl.
                 A+..................     602,018         310,500
      32,000   Bell Cablemedia plc
                 ADR+................     541,915         496,000
      32,000   Cablevision Systems
                 Corporation Cl.
                 A+..................   1,516,109         980,000
      65,000   Century Communications
                 Corporation Cl.
                 A+..................     565,505         369,688
     135,000   Comcast Corporation
                 Cl. A...............   2,122,173       2,379,375
      42,000   Comcast U.K. Cable
                 Partners Limited+...     630,000         572,250
      10,000   General Cable
                 Corporation plc
                 ADR+................     146,775         165,000
      47,000   International CableTel
                 Incorporated+.......     743,878       1,186,750
      18,500   NYNEX CableComms Group
                 plc ADR+............     390,465         335,313
      10,000   Rogers Communications,
                 Inc. Cl. B..........      63,000          71,250
      85,000   Tele-Communications,
                 Inc. Cl. A+.........   1,230,525       1,110,313
      40,250   Tele-Communications,
                 Inc./Liberty Media
                 Group Cl. A+........     928,984       1,149,641
      28,000   Tele-Communications
                 International,
                 Inc.+...............     508,225         371,000
       6,000   Telewest
                 Communications plc
                 ADR+................     140,050         124,500

                                                        MARKET
   SHARES                                COST           VALUE
------------                          -----------    ------------
      95,000   United International
                 Holdings Inc. Cl.
                 A+.................. $ 1,434,720    $  1,163,750
      60,000   US WEST Media
                 Group+..............     995,489       1,110,000
       7,500   Videotron Holdings plc
                 ADR+................     113,299         147,188
                                      -----------    ------------
                                       12,673,130      12,042,518
                                      -----------    ------------
               LONG DISTANCE TELEPHONE COMPANIES -- 6.35%
      25,000   AT&T Corp. ...........     896,015       1,087,500
      25,000   Call-Net Enterprises
                 Inc.+ ..............     236,025         328,228
      25,000   Cam-Net Communications
                 Network Inc.+ ......     139,154          25,000
         165   DDI Corporation.......     973,198       1,092,394
       5,000   Fonorola Inc.+ .......      21,783          59,263
     130,000   General Communication
                 Inc. Cl. A+.........     588,743       1,056,250
       6,000   Kokusai Denshin.......     524,459         413,829
      20,000   LCI International
                 Inc.+ ..............     216,539         430,000
      18,000   MCI Communications
                 Corporation.........     421,775         588,375
      66,000   P.D.L. Holdings
                 Limited.............     420,944         404,250
       2,000   PT Indonesia Satellite
                 ADR.................      68,225          54,750
      31,000   Sprint Corporation....     845,159       1,236,125
       4,000   Teleglobe Inc. .......      60,488         118,161
                                      -----------    ------------
                                        5,412,507       6,894,125
                                      -----------    ------------
               MISCELLANEOUS -- 1.07%
       7,000   Lodgenet Entertainment
                 Corporation+........      52,707         124,250
      10,000   News Corporation
                 Limited ADR.........     226,250         208,750
      22,000   Time Warner Inc. .....     835,400         825,000
                                      -----------    ------------
                                        1,114,357       1,158,000
                                      -----------    ------------
               PUBLISHING -- 0.47%
      17,000   Media General Class
                 A...................     395,350         514,250
                                      -----------    ------------
               REGIONAL/LOCAL TELEPHONE SERVICES -- 15.50%
      44,000   Aliant Communications
                 Inc. ...............     682,020         748,000
      32,000   ALLTEL Corporation....     900,435       1,004,000
      24,000   Ameritech
                 Corporation.........     997,075       1,455,000
      38,000   Atlantic Tele-Network
                 Inc.+ ..............     357,063         579,500
      10,000   Bell Atlantic
                 Corporation.........     538,458         647,500

    The accompanying notes are an integral part of the financial statements.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                        MARKET
   SHARES                                COST           VALUE
------------                          -----------    ------------
               COMMON STOCKS (CONTINUED)
               REGIONAL/LOCAL TELEPHONE SERVICES (CONTINUED)
      40,000   BellSouth
                 Corporation......... $ 1,187,988    $  1,615,000
       9,000   Bruncor, Inc. ........     160,442         205,799
      10,000   Cincinnati Bell
                 Inc. ...............     159,125         616,250
      62,000   C-TEC Corporation Cl.
                 B...................   1,748,222       1,472,500
       1,000   First Pacific Company
                 Ltd. Spons. ADR.....      35,875          64,964
      41,000   Frontier
                 Corporation.........     848,487         927,625
      48,000   GTE Corporation.......   1,656,775       2,184,000
      15,000   Island Telephone
                 Company Limited.....     282,503         299,234
      19,000   Maritime Telegraph and
                 Telephone Company
                 Limited.............     330,491         336,762
      12,000   NewTel Enterprises
                 Limited.............     207,133         217,506
      22,000   NYNEX Corporation.....     804,349       1,058,750
      12,000   Pacific Telecom,
                 Inc. ...............     357,168         360,000
       8,000   Pacific Telesis Group
                 Inc. ...............     255,150         294,000
       3,000   Peoples Telephone
                 Company Inc.+.......      19,000           9,563
      10,000   Quebec-Telephone......     153,660         175,784
      23,000   SBC Communications,
                 Inc. ...............     916,456       1,190,250
      23,000   Southern New England
                 Telecommunications
                 Corporation.........     747,100         894,125
      10,000   Telus Corporation.....     129,540         145,149
      10,000   US WEST Communications
                 Group...............     243,192         322,500
                                      -----------    ------------
                                       13,717,707      16,823,761
                                      -----------    ------------
               SATELLITE -- 0.30%
       1,000   British Sky
                 Broadcasting Group
                 ADR.................      36,400          52,500
       7,000   Echostar
                 Communications
                 Corporation Cl.
                 A+..................     204,225         154,000
      10,000   TCI Satellite
                 Entertainment Cl
                 A+..................     136,550          98,750
       2,000   U.S. Satellite
                 Broadcasting Co.+...      49,090          20,000
                                      -----------    ------------
                                          426,265         325,250
                                      -----------    ------------

                                                        MARKET
   SHARES                                COST           VALUE
------------                          -----------    ------------
               TELECOMMUNICATIONS (OTHER) -- 0.24%
       2,500   Great Nordic Stores... $   215,022    $    244,016
       2,000   United Communication
                 Industry............      18,341          13,567
                                      -----------    ------------
                                          233,363         257,583
                                      -----------    ------------
               TELEPHONE EQUIPMENT -- 2.56%
      60,000   Champion Technology
                 Holdings ADR........      80,657          58,650
       4,400   Ericsson (L.M.)
                 Telephone Company
                 ADR.................      60,972         132,825
       5,000   General Instrument
                 Corporation.........     132,702         108,125
       8,102   Lucent Technologies,
                 Inc. ...............     348,273         374,718
       2,500   Motorola, Inc. .......     113,969         153,438
       2,000   Nokia Corp. Spons.
                 ADR.................      76,675         115,250
      25,000   Northern Telecom
                 Limited.............     861,000       1,546,875
       5,000   Scientific-Atlanta,
                 Inc. ...............      90,557          75,000
     115,500   Time Engineering
                 Berhad..............     320,630         214,075
                                      -----------    ------------
                                        2,085,435       2,778,956
                                      -----------    ------------
               TELEPHONE NETWORKS -- 34.26%
     110,000   BC TELECOM Inc. ......   1,995,770       2,378,920
      50,000   BCE Inc. .............   1,743,564       2,387,500
       3,000   BHI Corporation.......      48,250          59,813
       5,000   British
                 Telecommunications
                 plc ADR.............     328,375         343,125
     125,000   Cable & Wireless plc
                 ADR.................   2,639,513       3,078,125
      20,000   Compania Telefonos
                 Chile S.A. ADR......   1,575,797       2,022,500
      30,000   CP Pokphand Spons.
                 ADR.................     245,000         293,307
     525,100   CPT Telefonica del
                 Peru Cl. B..........     750,380         983,045
       1,000   CPT Telefonica del
                 Peru Cl. B ADR......      20,500          18,875
       7,500   Deutsche Telecom
                 AG+.................     141,675         152,813
       3,430   Hellenic
                 Telecommunications
                 Organization S.A.
                 (OTE)...............      56,776          59,010
      15,000   Hong Kong
                 Telecommunications
                 Ltd. ADR............     294,183         243,750

    The accompanying notes are an integral part of the financial statements.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                        MARKET
   SHARES                                COST           VALUE
------------                          -----------    ------------
               COMMON STOCKS (CONTINUED)
               TELEPHONE NETWORKS (CONTINUED)
       1,000   Hungarian Telephone &
                 Cable
                 Corporation+........ $    14,882    $      9,375
          40   Japan Telecom Co.
                 Ltd.................     980,645         895,419
      10,000   Midcom
                 Communications+.....     104,566          85,000
         167   Nippon Telegraph &
                 Telephone
                 Corporation.........   1,216,226       1,267,295
       5,000   Nippon Telegraph &
                 Telephone
                 Corporation ADR.....     215,014         196,875
      50,000   Nordictel Holdings
                 AB+.................     460,320       1,094,462
     100,000   Orient Telecom &
                 Technology Holdings
                 Limited+............     227,161          25,860
         800   Pakistan
                 Telecommunications
                 GDR+................      98,165          49,600
      27,500   Philippine Long
                 Distance Telephone
                 Company.............   1,854,125       1,402,500
      12,000   Portugal Telecom S.A.
                 ADR.................     233,785         339,000
       8,000   PT Telekomunikasi
                 Indonesia...........     155,960         276,000
      28,000   Royal PTT Nederland NV
                 ADR.................     835,576       1,060,500
      20,000   Singapore
                 Telecommunications
                 Limited.............      48,208          47,177
      28,000   STET SpA -- Societa
                 Financiaria
                 Telfonica SpA ADR...     670,030       1,242,500
       8,000   Tele Danmark A/S......     216,693         183,331
       8,000   Tele Danmark A/S
                 ADR.................     215,400         218,000
      18,000   Telecom Argentina
                 Stet -- France
                 Telecom S.A. ADR....     848,848         726,750
     326,086   Telecom Asia+.........     509,527         680,140
       2,000   Telecom Asia ADR......      50,620          38,200
      25,000   Telecom Corporation of
                 New Zealand Ltd.
                 ADR.................   1,189,749       2,025,000
     350,000   Telecom Italia SpA+...     457,508         908,432
      42,000   Telecomunicacoes
                 Brasileiras
                 (Telebras) S.A.
                 Spons. ADR..........   1,267,785       3,213,000
     938,570   Telecomunicacoes de
                 Sao Paulo SA
                 (Telesp)............     141,797         203,095
                                                        MARKET
   SHARES                                COST           VALUE
------------                          -----------    ------------
   4,000,000   Telecommunications of
                 Jamaica............. $   406,750    $    432,000
      45,000   Telefonica de
                 Argentina S.A.
                 ADR.................   1,249,274       1,164,375
      58,000   Telefonica de Espana
                 ADR.................   2,376,848       4,016,500
      50,000   Telefonos De Mexico
                 S.A. Cl. L ADR......   1,945,500       1,650,000
     190,000   Telekom Malaysia
                 Berhad..............   1,457,048       1,693,068
       8,075   Thai Telephone &
                 Telecom GDR+........     100,542          20,107
                                      -----------    ------------
                                       29,388,335      37,184,344
                                      -----------    ------------
               WIRELESS COMMUNICATIONS -- 19.88%
      40,000   ABC Communications
                 Holdings Ltd. ......      20,302           8,430
     100,000   AirTouch
                 Communications
                 Inc.+...............   2,304,362       2,525,000
      20,000   Aerial Communications
                 Inc.+ ..............     221,633         162,500
       1,000   American Mobile
                 Satellite
                 Corporation+........      18,925          12,250
      72,000   American Paging,
                 Incorporated+.......     515,426         337,500
         100   Asia Satellite
                 Telcommunications
                 Holdings Ltd. ......       2,584           2,338
      14,200   Associated Group, Inc.
                 Cl. A+..............     308,905         436,650
      16,000   Associated Group, Inc.
                 Cl. B+..............     339,440         476,000
      14,000   BCE Mobile
                 Communications
                 Inc.+...............     461,860         414,588
      20,000   Cellular
                 Communications
                 International
                 Inc.+...............     332,623         580,000
       2,000   Cellular
                 Communications of
                 Puerto Rico,
                 Inc.+...............      47,865          39,500
     110,000   Centennial Cellular
                 Corp. Cl. A+........   1,806,170       1,333,750
      20,000   Century Telephone
                 Enterprises,
                 Inc. ...............     553,750         617,500
       2,000   Commnet Cellular
                 Inc.+...............      45,978          55,750
      50,000   COMSAT Corporation....   1,271,480       1,231,250
       4,000   Globalstar
                 Telecommunications
                 Limited+............      55,724         252,000

    The accompanying notes are an integral part of the financial statements.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                        MARKET
   SHARES                                COST           VALUE
------------                          -----------    ------------
               COMMON STOCKS (CONTINUED)
               WIRELESS COMMUNICATIONS (CONTINUED)
      53,000   Grupo Iusacell S.A.
                 ADR Ser. D+......... $   660,324    $    304,750
      26,000   Himachal(a)...........     141,200          29,250
      24,000   Jasmine
                 International(a)....     117,135          36,725
      15,000   Loral Space &
                 Communications
                 Ltd.+ ..............     181,875         275,625
       2,500   Mannesmann AG.........     819,702       1,075,699
       5,300   Matrix
                 Telecommunications
                 Ltd.+...............       8,992           9,047
       1,500   Metrocall, Inc.+......      11,137           7,521
       4,000   Metromedia
                 International Group
                 Inc.+...............      44,000          39,500
      15,000   Mobile
                 Telecommunication
                 Technologies
                 Corp.+..............     263,355         127,500
      12,154   NEXTEL Communications,
                 Inc. Cl. A+.........     158,252         158,763
         400   Omnipoint Corp.+......       6,400           7,700
       3,000   PanAmSat
                 Corporation+........      60,790          84,000
       8,000   Pittencrieff
                 Communications,
                 Inc.+...............      41,180          29,500
      40,000   PriCellular
                 Corporation+........     186,435         460,000
      45,000   Rogers Cantel Mobile
                 Communications Cl.
                 B+..................   1,056,786         871,875
       4,000   Rural Cellular Corp.
                 Cl. A+..............      40,000          38,500
      70,000   Securicor Group plc...     183,666         335,147
     224,000   Technology Resources
                 Industries..........     837,129         441,790
     900,000   Telecom Italia Mobile
                 SpA+................   1,077,857       2,273,715
      85,000   Telephone and Data
                 Systems, Inc. ......   3,692,368       3,081,250
       5,000   360 degrees
                 Communications
                 Company+............      91,437         115,640
       2,000   Thyssen AG............     367,787         364,646
      22,000   Total Access
                 Communications
                 plc.................     138,875         151,800
       3,000   United States Cellular
                 Corporation+........      90,900          83,625
       1,500   Vanguard Cellular
                 Systems, Inc. Cl.
                 A+..................      29,040          23,625
       1,000   Vimpel
                 Communications+.....      28,300          23,625
      64,000   Vodafone Group plc
                 ADR.................   1,781,180       2,648,000
                                      -----------    ------------
                                       20,423,129      21,573,824
                                      -----------    ------------
               TOTAL COMMON STOCKS...  87,984,679     103,306,781
                                      -----------    ------------

 PRINCIPAL
 AMOUNT OR                                              MARKET
   SHARES                                COST           VALUE
------------                          -----------    ------------
               CONVERTIBLE PREFERRED STOCKS -- 2.17%
               CABLE -- 1.16%
      19,000   Tele-Communications,
                 Inc. Cv. Pfd. Ser.
                 E................... $ 1,325,981    $  1,263,500
                                      -----------    ------------
               LONG DISTANCE TELEPHONE COMPANIES -- 0.60%
      10,000   Philippine Long
                 Distance Telephone
                 Company 7.00% Cv.
                 Pfd. Ser. III.......     500,000         510,000
       4,000   Sprint Corporation
                 8.25% Cv. Pfd.......     127,500         143,500
                                      -----------    ------------
                                          627,500         653,500
                                      -----------    ------------
               WIRELESS COMMUNICATIONS -- 0.41%
       6,222   AirTouch
                 Communications Inc.
                 6.00% Cv. Pfd. Cl.
                 B...................     182,382         169,550
       3,996   AirTouch
                 Communications Inc.
                 4.25% Cv. Pfd. Cl.
                 C...................     192,807         180,820
       5,000   Mobile
                 Telecommunication
                 Technologies Corp.
                 $2.25 Cv. Pfd.(a)...     141,250          91,250
                                      -----------    ------------
                                          516,439         441,620
                                      -----------    ------------
               TOTAL CONVERTIBLE
                 PREFERRED STOCKS....   2,469,920       2,358,620
                                      -----------    ------------
               CONVERTIBLE CORPORATE BONDS -- 1.99%
               TELEPHONE NETWORKS -- 0.95%
  $1,000,000   Telekom Malaysia
                 Berhad Sub. Deb. Cv.
                 4.00%,
                 10/03/04(a).........   1,000,362       1,033,500
                                      -----------    ------------
               WIRELESS COMMUNICATIONS -- 1.04%
300,000,000(b) Softe SA Unsub. Deb.
                 Cv. 4.25%,
                 07/30/98............     191,318         332,510
     250,000   Technology Resources
                 Industries Sub. Deb.
                 Cv. 2.75%,
                 11/28/04(a).........     250,000         286,250

    The accompanying notes are an integral part of the financial statements.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1996
--------------------------------------------------------------------------------

 PRINCIPAL
 AMOUNT OR                                              MARKET
   SHARES                                COST           VALUE
------------                          -----------    ------------
               CONVERTIBLE CORPORATE BONDS (CONTINUED)
               WIRELESS COMMUNICATIONS (CONTINUED)
     500,000   Tele 2000 Sub. Deb.
                 Cv. 9.75%,
                 04/14/97(a)......... $   500,000    $    502,500
                                      -----------    ------------
                                          941,318       1,121,260
                                      -----------    ------------
               TOTAL CONVERTIBLE
                 CORPORATE BONDS.....   1,941,680       2,154,760
                                      -----------    ------------
               PREFERRED STOCKS -- 0.35%
               WIRELESS COMMUNICATIONS --0.35%
   3,000,000   Tel Rio de Janeiro
                 Pfd.................     204,622         381,501
                                      -----------    ------------
               TOTAL PREFERRED
                 STOCKS..............     204,622         381,501
                                      -----------    ------------

 PRINCIPAL
 AMOUNT OR                                              MARKET
   SHARES                                COST           VALUE
------------                          -----------    ------------
               U.S. GOVERNMENT OBLIGATIONS -- 0.37%
    $400,000   U.S. Treasury Bills,
                 4.82% due
                 02/13/97............ $   397,697    $    397,697
                                      -----------    ------------
               TOTAL INVESTMENTS --
                 100.05%............. $92,998,598*    108,599,359
                                       ==========
               LIABILITIES IN EXCESS OF OTHER
                 ASSETS -- (0.05)%...............         (55,700)
                                                     ------------
               NET ASSETS -- 100.00% (9,623,798
                 shares outstanding).............    $108,543,659
                                                      ===========
               NET ASSET VALUE AND REDEMPTION
                 PRICE PER SHARE.................          $11.28
                                                            =====

---------------

   +   -- Non-income producing security
 ADR   -- American Depositary Receipt
 GDR   -- Global Depositary Receipt
 (a)   -- Security exempt from registration under
          Rule 144A of the Securities Act of 1933.
          These securities may be resold in
          transactions exempt from registration,
          normally to qualified institutional
          buyers. At December 31, 1996. Rule 144A
          securities amounted to $1,979,475 or 1.8%
          of net assets.
 (b)   -- Principal amount denoted in Italian Lira.

    * For Federal income tax purposes:

       Aggregate cost...............  $ 92,998,598
                                       ===========
       Gross unrealized
         appreciation...............  $ 22,592,583
       Gross unrealized
         depreciation...............    (6,991,882)
                                      ------------
       Net unrealized
         appreciation...............  $ 15,600,761
                                       ===========

    The accompanying notes are an integral part of the financial statements.

                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
----------------------------------------------------------

ASSETS:
 Investments in securities, at value (Cost
   $92,998,598)................................    $108,599,359
 Cash..........................................         132,423
 Receivable for investments sold...............         158,663
 Receivable for Fund shares sold...............          75,569
 Dividends and interest receivable.............         345,759
 Deferred organizational expenses..............          37,161
                                                    -----------
   TOTAL ASSETS................................     109,348,934
                                                    -----------
LIABILITIES:
 Payable to Advisor............................          92,584
 Payable to Custodian..........................          89,056
 Payable for distribution fees.................          22,474
 Dividends payable.............................         260,987
 Payable for Fund shares redeemed..............         181,558
 Other accrued expenses........................         158,616
                                                    -----------
   TOTAL LIABILITIES...........................         805,275
                                                    -----------
NET ASSETS (applicable to 9,623,798 shares
 outstanding)..................................    $108,543,659
                                                    ===========
 NET ASSET VALUE AND REDEMPTION PRICE PER
   SHARE.......................................    $      11.28
                                                    ===========
NET ASSETS CONSIST OF:
 Capital Stock, at par value...................    $      9,624
 Additional paid-in capital....................      93,417,689
 Distributions in excess of net realized
   gains.......................................        (473,487)
 Distribution in excess of net investment
   income......................................         (13,635)
 Net unrealized appreciation on investments and
   foreign currency transactions...............      15,603,468
                                                    -----------
   NET ASSETS..................................    $108,543,659
                                                    ===========

STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 1996
----------------------------------------------------------

INVESTMENT INCOME:
 Dividends (net of foreign taxes of $168,882)...    $ 2,209,392
 Interest.......................................        261,353
                                                    -----------
   Total Income.................................      2,470,745
                                                    -----------
EXPENSES:
 Investment advisory fee........................      1,195,023
 Transfer and shareholder servicing agent.......        374,547
 Distribution expenses..........................        298,817
 Custodian fees and expenses....................         53,047
 Printing and mailing...........................         48,660
 Legal and audit fees...........................         42,492
 Amortization of organization expenses..........         15,630
 Registration fees..............................         14,827
 Directors' fees................................          5,832
 Miscellaneous..................................         10,385
                                                    -----------
   Total expenses...............................      2,059,260
                                                    -----------
Net Investment Income...........................        411,485
                                                    -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain on investments and foreign
   currency transactions........................      7,081,146
 Net change in unrealized appreciation..........      2,695,936
                                                    -----------
   Net gain on investments......................      9,777,082
                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS.....................................    $10,188,567
                                                    ===========

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                            YEAR ENDED             YEAR ENDED
                                                                                         DECEMBER 31, 1996      DECEMBER 31, 1995
                                                                                         -----------------      -----------------
INCREASE IN NET ASSETS:
   Net Investment income..............................................................     $     411,485          $     686,669
   Net realized and unrealized gain on investments and foreign currency
     transactions.....................................................................         7,081,146                914,207
   Net change in unrealized appreciation..............................................         2,695,936             17,336,566
                                                                                            ------------           ------------
   Net increase in net assets resulting from operations...............................        10,188,567             18,937,442
                                                                                            ------------           ------------
   Distributions from net investment income...........................................          (413,426)              (696,292)
   Distributions from net realized gains..............................................        (7,136,096)            (1,283,788)
                                                                                            ------------           ------------
                                                                                              (7,549,522)            (1,980,080)
                                                                                            ------------           ------------
   Share transactions -- net..........................................................       (16,940,085)           (31,843,478)
                                                                                            ------------           ------------
       Net decrease in net assets.....................................................       (14,301,040)           (14,886,116)
NET ASSETS:
   Beginning of period................................................................       122,844,699            137,730,815
                                                                                            ------------           ------------
   End of period......................................................................     $ 108,543,659          $ 122,844,699
                                                                                            ============           ============

    The accompanying notes are an integral part of the financial statements.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES. The primary investment objective of The Gabelli Global Telecommunications Fund (the "Fund") is capital appreciation. The Fund is a series of Gabelli Global Series Funds, Inc. (the "Corporation"), incorporated in Maryland on July 16, 1993. The Fund is a no-load, open-end, non-diversified management investment company and one of five separately managed portfolios of the Corporation. The Fund commenced investment operations on November 1, 1993. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund:

SECURITY VALUATION. Portfolio securities listed or traded on the New York or American Stock Exchanges, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") or traded on foreign exchanges are valued at the last sale price on that exchange (if there were no sales that day, the security is valued at the average of the bid and asked prices). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of their bid and asked prices. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Corporation's Directors. Short-term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Options are valued at the last sale price on the exchange on which they are listed, unless no sales of such options have taken place that day, in which case they will be valued at the mean between their closing bid and asked prices.

FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are maintained in U.S. dollars as follows:

(i) market value of investment securities and other assets and liabilities are recorded at the exchange rate on the valuation date.

(ii) purchases and sales of investment securities, income and expenses are recorded at the exchange rate prevailing on the respective date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuation arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may hold currencies to meet settlement requirements for foreign securities and may engage in currency exchange transactions to hedge against changes in exchange rates. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

At December 31, 1996, the Fund had no forward foreign currency contracts open.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. Security transactions are accounted for on the dates the securities are purchased or sold (the trade dates), with realized gain or loss on investments determined by using specific identification as the cost method. Interest income (including amortization of premium and discount) is recorded as earned. Dividend income and dividend and capital gain distributions to shareholders are recorded on the ex-dividend date.

FEDERAL INCOME TAXES. The Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

2. CAPITAL STOCK TRANSACTIONS. The Articles of Incorporation, dated July 16, 1993, permit the Fund to issue 200,000,000 shares (par value $0.001). Transactions in shares of common stock were as follows:

                                                                           YEAR ENDED                        YEAR ENDED
                                                                        DECEMBER 31, 1996                 DECEMBER 31, 1995
                                                                  -----------------------------     -----------------------------
                                                                    SHARES           AMOUNT           SHARES           AMOUNT
                                                                  -----------     -------------     -----------     -------------
Shares sold....................................................     2,412,958     $  28,511,972       2,039,537     $  21,055,961
Shares issued upon reinvestment of dividends...................       646,152         7,288,589         170,930         1,900,751
Shares redeemed................................................    (4,482,256)      (52,740,646)     (5,321,535)      (54,800,190)
                                                                   ----------      ------------      ----------      ------------
Net decrease...................................................    (1,423,146)    $ (16,940,085)     (3,111,068)    $ (31,843,478)
                                                                   ==========      ============      ==========      ============

3. PURCHASES AND SALES OF SECURITIES. Purchases and sales of securities for the year ended December 31, 1996, other than U.S. government obligations and short-term securities, aggregated $8,726,782 and $25,833,382, respectively.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Directors. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer, of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

4. INVESTMENT ADVISORY CONTRACT. The Fund employs Gabelli Funds, Inc., (the "Advisor") to provide a continuous investment program for the Fund's portfolio, provide all facilities and personnel, including officers, required for its administrative management, and to pay the compensation of all officers and Directors of the Fund who are its affiliates. As compensation for the services rendered and related expenses borne by the Advisor, the Fund pays the Advisor a fee, computed and accrued daily and payable monthly, equal to 1.00% per annum of the Fund's average daily net assets. The Advisor is obligated to reimburse the Fund in the event the Fund's expenses exceed the most restrictive expense ratio limitation imposed by any state, currently believed to be 2.5% of the first $30 million of the Fund's average daily net assets (excluding taxes, interest, distribution expenses and extraordinary items). No such reimbursement was required during the year ended December 31, 1996.

5. ORGANIZATION EXPENSES. The organization expenses of the Fund are being amortized on a straight-line basis over a period of 60 months. The Advisor has agreed that in the event that any of the initial 10,000 shares it acquired on September 30, 1993 are redeemed during the period of amortization of the Fund's organization expenses, the redemption proceeds will be reduced by any such unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

6. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") under Section 12(b) of the Investment Company Act of 1940 and Rule 12b-1 thereunder. For the year ended December 31 1996, the Fund has incurred distribution costs of $298,817, or 0.25% of average net assets, the annual limitation under the Plan. The Board of Directors has approved that Distribution costs incurred by Gabelli & Company, Inc., totaling $372,459, which are in excess of the 0.25% limitation may be recovered from the Fund in future periods, subject to such limitation.

7. TRANSACTIONS WITH AFFILIATES. The Fund paid brokerage commissions during the year ended December 31, 1996 of $16,320 to Gabelli & Company, Inc. and its affiliates.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                              NOVEMBER 1, 1993
                                                                            YEAR ENDED DECEMBER 31,           (COMMENCEMENT OF
                                                                       ----------------------------------    OPERATIONS) THROUGH
                                                                         1996         1995         1994       DECEMBER 31, 1993
                                                                       --------     --------     --------    -------------------
OPERATING PERFORMANCE:
Net asset value, beginning of period................................   $  11.12     $   9.73     $  10.20          $ 10.00
                                                                       --------     --------     --------          -------
Net investment income...............................................      0.046        0.064        0.065             0.01
Net realized and unrealized gain on securities......................      0.954        1.508       (0.440)            0.29
                                                                       --------     --------     --------          -------
Total from investment operations....................................      1.000        1.572       (0.375)            0.30
                                                                       --------     --------     --------          -------
LESS DISTRIBUTIONS:
  Distributions from net investment income..........................     (0.046)      (0.064)      (0.065)           (0.01)
  Distributions from net realized gain on investments...............     (0.794)      (0.118)      (0.030)           (0.09)
                                                                       --------     --------     --------          -------
  Total Distributions...............................................     (0.840)      (0.182)      (0.095)           (0.10)
                                                                       --------     --------     --------          -------
Net asset value, end of period......................................   $  11.28     $  11.12     $   9.73          $ 10.20
                                                                       ========     ========     ========          =======
Total Return(a).....................................................       9.0%        16.2%       (3.7)%             3.0%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)..........................   $108,544     $122,845     $137,731          $45,290
  Ratio of operating expenses to average net assets.................      1.72%        1.75%        1.80%            2.54%(b)
  Ratio of net investment income (loss) to average net assets.......      0.34%        0.53%        0.74%            1.28%(b)
  Portfolio turnover rate...........................................         7%          24%          14%               0%
  Average Commission Rate(c)........................................   $ 0.0365           --           --               --

---------------

(a) Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(b) Annualized.
(c) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
REPORT OF GRANT THORNTON LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

Shareholders and Board of Directors
The Gabelli Global Telecommunications Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of The Gabelli Global Telecommunications Fund (one of the Funds constituting Gabelli Global Series Funds, Inc.), as of December 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Global Telecommunications Fund of Gabelli Global Series Funds, Inc. at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


                                                    /s/ Grant Thornton LLP

New York, New York
February 27, 1997

                  1996 TAX NOTICE TO SHAREHOLDERS (UNAUDITED)

For the year ended December 31, 1996, the Fund paid to shareholders, on December 31, 1996, ordinary income dividends (comprised of net investment income and short-term capital gains) totaling $0.11 per share. Additionally, on that date, the Fund paid $0.73 per share in long-term capital gains. For 1996, 100% of the ordinary income dividends qualifies for the dividends received deduction available to corporations.

U.S. GOVERNMENT INCOME:
The percentage of the ordinary income dividend paid by the Fund during 1996 which was derived from U.S. Treasury securities was 12.74%. Such income is exempt from state and local income tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Global Telecommunications Fund did not meet this strict requirement in 1996. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor for the applicability of the information provided as to your own situation.

                       Gabelli Global Series Funds, Inc.
                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                 1-800-GABELLI
                                [1-800-422-3554]
                              FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
               (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                              BOARD OF DIRECTORS
Mario J. Gabelli, CFA                  Karl Otto Pohl
Chairman and Chief                     Former President
Investment Officer                     Deutsche Bundesbank
Gabelli Funds, Inc.
Felix J. Christiana                    Werner J. Roeder, MD
Former Senior Vice President           Director of Surgery
Dollar Dry Dock Savings Bank           Lawrence Hospital
Anthony J. Colavita                    Anthonie C. van Ekris
Attorney-at-Law                        Managing Director
Anthony J. Colavita, P.C.              BALMAC International, Inc.
John D. Gabelli
Vice President
Gabelli & Company, Inc.

                                   OFFICERS
Mario J. Gabelli, CFA                  Marc J. Gabelli
President                              Associate Portfolio Manager
Bruce N. Alpert                        Ivan Arteaga, CPA
Vice President and Treasurer           Associate Portfolio Manager
James E. McKee
Secretary

                                 DISTRIBUTOR
                           Gabelli & Company, Inc.

                 CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                     State Street Bank and Trust Company

                                LEGAL COUNSEL
                     Skadden, Arps, Slate, Meagher & Flom

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Telecommunications Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

                                                                            LOGO

THE
GABELLI
GLOBAL
TELECOMMUNICATIONS
FUND
                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1996